Legg Mason

Investors Trust, Inc.

Investment Commentary and
Quarterly Report to Shareholders
December 31, 2007

American Leading Companies Trust

U.S. Small-Capitalization Value Trust

LEGG MASON

ii	Investment Commentary

American	Leading Companies Trust

Market Commentary

U.S. stocks declined modestly in December wrapping up a disappointing quarter in which the S&P 500 Stock Composite IndexA (S&P 500) declined 3.33%. This was the worst fourth quarter performance for the index since 2000’s 7.82% decline, and represented only the fourth time in the last 25 years that the S&P 500 has posted a negative return in the final three months of the year. For the year as a whole, the S&P 500 posted a moderate total return of 5.49%. The Dow Jones Industrial Average’sA return was slightly better at 8.88%, and the NASDAQ Composite Index’sA better still, at 10.66%. Previously noted style tilts toward large cap and growth were very much in evidence in the full year numbers, as the large cap indices outperformed the Russell 2000 IndexA by 700 to 1,000 basis points,B depending on the index, and the Russell 1000 Growth IndexA outperformed its value counterpart by nearly 1,200 basis points.

Equity returns for various periods ended December 31, 2007 are shown belowA:

	Total Returns C
	Dec	Q4	Year
S&P 500 Stock Composite Index	–0.69%	–3.33%	+5.49%
Dow Jones Industrial Average	–0.66%	–3.91%	+8.88%
NASDAQ Composite Index	–0.27%	–1.62%	+10.66%
S&P MidCap 400 Index	–0.19%	–2.73%	+7.98%
Russell 2000 Index	–0.06%	–4.58%	–1.57%
Dow Jones Wilshire 5000 Index	–0.61%	–3.22%	+5.62%
S&P 100 Index	–0.74%	–3.48%	+6.12%
Russell 1000 Growth Index	–0.36%	–0.77%	+11.81%
Russell 1000 Value Index	–0.97%	–5.80%	–0.17%

Past performance is no guarantee of future results.

Hopes that the new year might see a reversal of the fourth quarter’s decline were quickly dashed, as the S&P 500 was down more in the first three trading days of 2008 (-3.84%) than it had been in the last three months of 2007. Market weakness has continued in January and, as this is written (January 23, 2008), the S&P 500 is down 8.8% (on a price-only basis), its worst start in over 50 years.

Many long-time investors are probably familiar with the so-called “January Barometer,” first recognized by Yale HirschD in 1972, which posits that as January goes, so

A

See Glossary of Index Definitions on page xvi. Although, it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices. Past performance does not guarantee future results.

B	100 basis points = 1%
C	Source: Bloomberg, Wilshire, Russell
D	Hirsch, Jeffrey & Hirsch, Yale, “Standard & Poor’s 500 Monthly Percent Changes.” Stock Traders Almanac. 2007 ed.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	iii

goes the year. This has been especially true when the market is up in January. In the 58 years since 1950, the S&P 500 has been up in January 37 times. Of those years, the S&P has been up for the year 33 times, or nearly 90% of the time. On the downside, the correlation is not as strong, but the market direction in January has still been predictive of the direction of full year results more often than not. In the 21 years since 1950 that the S&P 500 has been down in January, it has finished the full year down 12 times, or a little more than half the time. When the market is very weak in January, as it has been so far this year, the odds have risen that the year itself will also be down. In the 10 worst Januarys since 1950, the S&P 500 was down for the year seven times. Those are higher odds of a down year than we like to see. On the other hand, in those same 10 worst Januarys, the S&P 500 was down an average of 5.5% for the month, but only down an average of 5.8% for the full year. So, if the past results follow true most of the damage for the year may have been done by the end of January.

In our opinion, the proximate cause of the market’s weakness in the fourth quarter of 2007 and the early weeks of 2008 is that it has begun discounting for a recession in the U.S. In fact, the market is behaving as though a U.S. recession is a virtual certainty. While we disagree that a recession is a foregone conclusion, recent developments have led us to believe that the odds that we are already in, or on the cusp of, a recession are now greater than 50%. We put the current odds at about 60%. Our thinking has been influenced by a number of factors including: (1) continuing unsettled conditions in the credit markets, (2) the action of the stock market itself, most notably, the continued weakness in consumer discretionary and financial stocks, and the broadening decline in other areas of the market, (3) the weak December jobs report, and the spike in the unemployment rate to 5%, (4) the decline in the Institute for Supply Management (ISM) manufacturing index to 47.7 in December, from 50.8 in November, and (5) the “Wisdom of Crowds” as reflected in the prediction market, Intrade.com, which now puts the odds of recession in 2008 at about 66%.

If one could know with any degree of certainty that the economy was, in fact, slipping into a recession, this information would be highly valuable, since stocks have historically typically weakened in anticipation of recession, bottomed out about half way through it, and have already recovered much or all of their prior losses by the time it ends. Thus, it seems imminently logical that when a recession is on the way, one would sell stocks, waiting on the sidelines until the recession was about half over, and then buy back into the market. The problem with this approach is that recessions are notoriously difficult to predict and most are not identified until well after they have begun, or, in the case of the two most recent recessions, until after they have ended. Faced with this difficulty, at any hint of recession, market participants have historically tended to sell first and ask questions later. This tendency is likely the reason that Nobel prize-winning economist, Paul A. Samuelson, is famously reported to have quipped that “The stock market has forecasted nine of the last five recessions.”

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv	Investment Commentary

Though we have recently come to believe that a recession in 2008 is more likely than not, a number of economists and strategists we admire are still betting the other way. International Strategy & Investment (ISM) Group’s models are still predicting a midcycle slowdown, but no recession. Their models are forecasting real gross domestic product (GDP) growth for the next couple of quarters to be in the range of 1%. Anatole Kaletsky and Charles Gave of GaveKal Research also believe that the U.S. will avoid recession in 2008, but just barely. They note that the U.S. has never experienced a recession without real rates on long bonds moving above 3%, and often above 4%. Current real rates on 10-year and 30-year Treasuries of about 1.4% and 1.7%, respectively, are nowhere near those levels. GaveKal further notes that despite falling below 50, the current 47.7 reading on the ISM manufacturing index is consistent with real GDP of 1.5% to 2%. According to their work, the “recession trigger” on the ISM manufacturing index is 41.9.

The rising odds of recession and the continued turmoil in the credit markets and stock market are likely the reason that the Federal Reserve Board (“Fed”)E – after an emergency videoconference on January 22 – took the unprecedented step of cutting the Fed funds rate by 75 basis points to 3.50% so close to their next regularly scheduled meeting on January 30 and 31. In addition to the earlier surprise cut, the Fed eased rates by another 50 basis points at its January month end meeting.

Declining stock prices, sky-high gasoline and heating oil prices, weak jobs and manufacturing reports, and the spike in unemployment have soured investors’ appetite for stocks considerably in the last few weeks. In fact, one measure of investor sentiment – the American Association of Individual Investors (AAII) survey – has reached such depths of pessimism that it may be signaling that a meaningful rally in stocks is in the offing. A report from J.P. Morgan strategist, Thomas J. Lee, released on January 7, 2008, noted that the percentage of bearish investors in AAII’s latest weekly survey (January 4, 2008) exceeded the percentage of bulls by 29.5%. Only 15 times in the last 1,100 weeks, or 0.3% of the time, have the percentage of bears exceeded the percentage of bulls by 26% or more. In every prior instance when the reading was this negative, the S&P 500 was higher in 12 months by an average of over 20%. We, of course, can offer no assurance that the market will rally this time, but this contrary indicator’s past record of success is impressive and should offer investors some encouragement.

E

The Federal Reserve Board (“Fed”) – is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	v

Investment Results

Total returns for the American Leading Companies Trust (ALC) for the three-month, six months, one-year, three-year, five-year, and ten-year periods ended December 31, 2007, are listed below, along with those of some representative benchmarksA:

	Three Months	Six Months	One Year
American Leading Companies:
Primary Class	-8.26%	-8.92%	-3.49%
Institutional Class	-8.01%	-8.44%	-2.48%
S&P 500 Stock Composite Index	-3.33%	-1.37%	+5.49%
Lipper Large-Cap Core Funds Average	-3.07%	-1.13%	-5.73%
Lipper Large-Cap Value Funds Average	-4.72%	-4.71%	+2.25%
Dow Jones Industrial Average	-3.91%	+0.12%	+8.88%

Average Annual Total Returns Through December 31, 2007
	Three Years	Five Years	Ten Years	Since InceptionF
American Leading Companies:
Primary Class	+5.09%	+11.08%	+5.60%	+8.58%
Institutional Class	+6.16%	+12.22%	N/A	+5.73%
S&P 500 Stock Composite Index	+8.62%	+12.83%	+5.91%	+10.38%
Lipper Large-Cap Core Funds Average	+8.07%	+11.70%	+5.04%	+9.10%
Lipper Large-Cap Value Funds Average	+8.45%	+13.09%	+6.24%	+10.14%
Dow Jones Industrial Average	+9.66%	+12.24%	+7.43%	+11.74%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

F	The inception date of the Fund’s Primary Class is September 1, 1993. The inception date of the Fund’s Institutional Class is June 14, 2001. Index returns are for the periods beginning August 31, 1993.

N/A — Not applicable

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi	Investment Commentary

The expense ratios for the Primary Class and Institutional Class were 1.85% and 0.82%, respectively. Expenses are the Fund’s total annual operating expenses for the share classes indicated in the Fund’s prospectus dated August 1, 2007. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

ALC had a very disappointing finish to a very disappointing year, one in which the Fund trailed its primary benchmark, the S&P 500 Index, by nearly 900 basis points. Coming as it did on top of a subpar year in 2006, the poor results in 2007 have severely dented the 3-, 5- and 10-year results versus our benchmarks and peer fund averages. Clearly, I have a lot of work to do to turn performance around. I am a very competitive person and am chagrined at recent results. Nothing is more important to me than returning to the pattern of consistent outperformance that ALC exhibited from 2000 to 2005. As a major holder of Fund shares myself and on behalf of my family, I certainly have all the personal incentive I need. I also feel a great responsibility to those who have entrusted a portion of their investments to me.

For the quarter, the best-performing stocks in the portfolio were: Anadarko Petroleum Corporation, Microsoft Corporation, UnitedHealth Group Inc., Apache Corporation, Transocean Inc., Noble Corporation, U.S. Steel Corporation, WellPoint Inc., Altria Group, Inc. and The Travelers Companies, Inc. Laggards were: Washington Mutual, Inc., Countrywide Financial Corporation, XL Capital Ltd., Citigroup Inc., Jabil Circuit, Inc., General Motors Corporation, Sprint Nextel Corporation, Merrill Lynch & Co., Inc., UAL Corporation and Pulte Homes, Inc.

In terms of performance contribution, which takes into account both market performance and portfolio weighting, the five stocks adding most positively to return in the quarter were: UnitedHealth Group Inc., Altria Group Inc., Transocean Inc., Microsoft Corporation and WellPoint Inc. The five biggest detractors from performance were: Countrywide Financial Corporation, Citigroup Inc., Sprint Nextel Corporation, UAL Corporation and Jabil Circuit, Inc. On a sector basis, most of ALC’s under-performance in the quarter is attributable to the poor performance of our financial (particularly Countrywide, Citigroup and Washington Mutual), technology (Jabil Circuit, Inc.) and telecom (Sprint Nextel) holdings.

Relative to the past five years, when our portfolio turnover has averaged just less than 20% per year, we were quite active in the fourth quarter with turnover of almost 50% on an annualized basis, meaning, in effect, that we turned over about 12% of the Fund’s portfolio in the last three months of the year. The increased turnover reflected my effort to reposition the portfolio for what I expect to be a leadership change in the market away from energy, materials and industrial commodity stocks toward financials and consumer discretionary stocks. Most of our sales during the quarter were taking profits

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	vii

in longstanding holdings in the former groups and increasing our existing holdings or taking new positions in the latter groups. On a short-term basis, this didn’t look too smart as we were generally selling into strength and buying into weakness. We firmly believe that it is the proper strategy for maximizing long-term returns, however.

Entering 2008, the ALC portfolio was over-weighted relative to the S&P 500 Index in information technology (24.8% of fund assets versus 16.7% for the Index), financials (22.4% versus 17.7%), industrials (12.7% versus 11.5%) and consumer discretionary stocks (11.0% versus 8.5%). The portfolio’s weighting in health care was about equal to the S&P 500’s at 11.9% versus 12.0%, and portfolio underweightings included energy (7.0% versus 12.9%), consumer staples (6.2% versus 10.2%), telecommunication services (2.2% versus 3.6%), materials (1.8% versus 3.3%) and utilities (0.0% versus 3.6%).

At year-end, according to data from Mellon Analytical Solutions, ALC exhibited the following composite characteristics versus the S&P 500 Index:

	ALC	S&P 500
Trailing 12-mo. Portfolio P/E:	15.6x	16.9x
Forward 12-mo. Portfolio P/E:	14.1x	15.2x
Portfolio Price/Book:	2.03x	2.77x
Return on Equity (5 year average):	18.6%	20.4%
Dividend Yield:	1.99%	1.97%
Portfolio Price/Sales:	1.2x	1.6x
L.T. EPS Growth Forecast:	13.2%	12.3%

In aggregate, the Fund’s portfolio trades at a discount to the market in relation to earnings, book value and sales, has a comparable gross yield (before expenses) and offers better long-term growth prospects, in our opinion. It is thus entirely consistent with the growth-at-a-reasonable-price (GARP) approach that we believe offers good prospects for favorable long-term returns.

Outlook

In our view, the range of possible outcomes for the market in 2008 is wider than usual. Based on the extremely weak start to the year, it is difficult to forecast positive returns for the year as a whole with any degree of confidence. From its current price of 1,339 (January 23, 2008), the S&P 500 would need to rise by nearly 10% just to get back to where it started the year. While a recovery of this magnitude or more now probably seems like a tall order, we see a number of encouraging signs from both an investor sentiment and market valuation perspective that suggest to us that investors should not rule out this possibility.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

viii	Investment Commentary

From a historical perspective, presidential election years have typically been good ones for the stock market. In the 20 presidential election years since 1928, the S&P 500 has been up an average of 9% (excluding dividends), showing gains 15 times and losses five times.G The skew of returns has also been favorable as the market has been up 10% or more twice as often as it has been down.

While election year returns have been above average overall, they tend to be heavily dependent upon whether the incumbent party wins or not. Based on data from Ned Davis Research, since 1888, presidential election year returns have averaged 8.4% (ex-dividends). When the incumbent party wins, the returns have averaged 13.9%, while when it loses, the returns have averaged only 1.6%. Since the Democrats are currently given better than a 60% chance of retaking the White House from the Republicans by bettors on Intrade.com, we need to be realistic about our expectations for an election year tailwind.

From a pure valuation standpoint, the market appears to be trading at a significant discount to fair value based not only on our own work, but also that of other strategists whose work we admire. One of those is Tobias Levkovich, chief U.S. equity strategist for Citigroup Global Markets. Levkovich’s market valuation model compares the trailing price-to-earnings-ratio (P/E) of the S&P 500 to the yield on the 10-year Treasury Note plus an equity risk premium, and finds a statistically significant inverse correlation of 0.73 between the two. Since 1961, when the actual trailing P/E of the S&P 500 has been more than one standard deviation below its fair value trend line P/E (as it is currently), the S&P 500 has always been up over the next 12 months, with an average gain of 23%.

In our own valuation work, one simple metric we use to measure the relative attractiveness of stocks and bonds is to compare the earnings yield on stocks (P/E) to the yield on the 10-year Treasury Note. The following chart compares the recent valuation levels of stocks, bonds and cash to those which prevailed at the top of the market in March 2000 and the bottom of the market in October 2002.

G	Source: LMCM Research. S&P 500 Historical Data.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	ix

	March 24, 2000	October 9, 2002	January 23, 2008
10 Year T-Notes	6.20%	3.56%	3.39%
10 Year Treasury Inflation Protected Securities	4.09%	2.21%	1.19%
6 Month Treasury Bills	6.16%	1.51%	2.18%
S&P Price	1,527.46	776.46	1,338.60
Dividend Yield	1.06%	2.04%	2.14%
Earnings Yield	3.62%	7.41%	7.51%
P/E Ratios:
10 Year T-Notes	16.1x	28.1x	29.5x
S&P 500	27.6x	13.5x	13.3x
6 Month T-Bills	16.2x	66.2x	45.9x

Source: Bloomberg, Factset Data Systems, LMCM Estimates

We usually use this chart to make the point that investors almost always want to do the exact opposite of what they should want to do. For example, at the top of the market in 2000, when 10-year Treasury Note yields were nearly 360 basis points higher than the earnings yield on stocks, investors were avoiding bonds like the plague and jumping into stocks with both feet. Two years later, when bonds were half as attractive and stocks were twice as attractive, investors were dumping stocks in favor of the safety and security of bonds.

We find it very interesting that the spread between the earnings yield on stocks and the yield on the 10-year note is now wider than it was at the bottom of the market in October 2002, suggesting to us that stocks are extremely attractively valued relative to bonds. Once again, though, investors are shunning stocks because the perceived risks are so high in favor of the safety and security of bonds. Is it possible that investors are once again making the classic mistake of seeming to always want the wrong thing at major inflection points in the market? Only time will tell, but we believe the relative valuation data above supports this conclusion.

Since the earnings yields in the analysis above are based on 12-month forward estimates, the key risk is that earnings fall significantly short of expectations. Mild shortfalls in aggregate earnings (on the order of 5% to 8%) would still leave stocks quite attractive relative to bonds in our view. As we see it, only a deep recession — which we currently do not expect — and a major drop in earnings would leave stocks vulnerable to serious decline from current levels.

Apart from material earnings weakness, we think another key risk to the market as a whole is the increasing likelihood that tax rates on dividends and capital gains will rise after 2010 if, as now seems probable, a Democrat wins the presidency in 2008. Jason Trennert of Strategas Research Partners, LLC estimates that if capital gains tax rates were to rise to 28% and tax rates on dividends were to rise to a top rate of 39.6%, it would shave two multiple points off the market’s fair value.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

x	Investment Commentary

Speaking of valuation, in order for it to matter, investors have to care about it, which they clearly did not in 2007. As we have reported in our last few commentaries, according to data from Empirical Research Partners, the cheapest stocks in the market based on a composite of valuation factors underperformed the most expensive stocks on those metrics by nearly 2,500 basis points in 2007. At the same time, those stocks with the best prior price momentum outperformed their weaker counterparts by more than 3,300 basis points, a truly astounding premium. We would be very surprised if these trends persist throughout 2008. We believe that valuation will ultimately matter, as it always does eventually, and when the turn comes it will be a powerful one.

In summary, we believe 2008 could well turn out to be a volatile and difficult year. It certainly has been to this point, but after a very weak start the market shows some signs of stabilizing following the Fed’s aggressive between-meetings rate cut and a bipartisan push for an economic stimulus package. Much uncertainty remains and the market will likely continue to be more volatile than usual. One encouraging sign is that investor sentiment as measured by AAII survey data is about as pessimistic as it ever gets, suggesting to us that a powerful rally may be in the offing. Another encouraging fact is that market valuation is very attractive and supportive of higher prices, in our view. A near-term key to the direction of the market is satisfactory resolution of turmoil in the credit markets. Easing of tensions there could trigger a powerful rally in stocks, continued turmoil could drag the economy into recession and precipitate a bear market in equities.

As always, we thank you for your support and welcome your comments.

David E. Nelson, CFA

Legg Mason Capital Management

January 30, 2008

DJIA: 12,442.83

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	xi

All investments are subject to risk including possible loss of principal.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Investors Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Investors Trust and Legg Mason Investor Services, LLC as to its accuracy or completeness. Predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

xii	Investment Commentary

U.S. Small-Capitalization Value Trust

Total returns for the U.S. Small-Capitalization Value Trust (“Fund”) for various periods ended December 31, 2007, are presented below, along with those of some comparative indices:A

			Average Annual Total Returns Through December 31, 2007
	Three Months	One Year	Three Years	Five Years	Since InceptionB
U.S. Small-Cap Value Trust:
Primary Class	-9.96%	-14.00%	+0.16%	+11.15%	+5.83%
Institutional Class	-9.74%	-13.21%	+1.17%	+12.31%	+7.01%
Russell 2000 Index	-4.58%	-1.57%	+6.80%	+16.25%	+6.89%
Russell 1000 Index	-3.23%	+5.77%	+9.08%	+13.43%	+5.22%
Russell 1000 Growth Index	-0.77%	+11.81%	+8.68%	+12.11%	+2.64%
Russell 2000 Growth Index	-2.10%	+7.05%	+8.11%	+16.50%	+4.04%
Russell 1000 Value Index	-5.80%	-0.17%	+9.32%	+14.63%	+6.89%
Russell 2000 Value Index	-7.28%	-9.78%	+5.27%	+15.80%	+8.91%
S&P 500 Stock Composite Index	-3.33%	+5.49%	+8.62%	+12.83%	+4.82%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The gross expense ratios for the Primary Class and Institutional Class were 2.04% and 1.00%, respectively. Gross expenses are the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated August 1, 2007 and do not reflect fee waivers or reimbursements. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The net expense ratios for the Primary Class and Institutional Class were 2.00% and 1.00%, respectively. Net expenses are the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated August 1, 2007, and reflect voluntary fee waivers and/or reimbursements, which may be reduced or terminated at any time.

A

See Glossary of Index Definitions on page xvi. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices. Past performance does not guarantee future results.

B	The inception date of the Fund’s Primary Class is June 15, 1998. The inception date of the Fund’s Institutional Class is June 19, 1998. Index returns are for periods beginning May 31, 1998.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	xiii

Market and Fund Performance

During the fourth quarter, U.S. equities again posted losses even as the Federal Reserve Board (“Fed”)C lowered interest rates 50 basis pointsD. The Fed’s actions were trumped by intensifying concerns over slowing economic growth as a result of the deflating housing bubble and the related freeze in credit markets. The U.S. economy showed further signs of slowing with weak holiday retail sales serving as an illustration of the pressures impacting the consumer. Meanwhile, much of the global economy appears relatively strong, resulting in higher commodity, food and energy prices, including a recent surge in oil prices to nearly $100 per barrel. One crucial question is whether global growth will continue and lend support to the U.S. economy, or will the mortgage crisis and its repercussions result in a global slowdown?

Domestic equity returns were negative across all capitalization and style classes in the fourth quarter. For the quarter and the year, large-cap stocks outperformed small caps, and growth stocks performed better than value stocks. Accordingly, small-cap value stocks were one of the weakest segments in the market. For 2007, the Russell 2000 Value Index declined -9.8%, compared to much smaller losses of -1.6% for the Russell 2000 Index and -0.2% for the Russell 1000 Value Index, and a gain of +5.8% for the Russell 1000 Index and +5.5% for the S&P 500 Stock Composite Index. In the fourth quarter, the Russell 2000 Value, off -7.3%, was down more than the Russell 2000 (-4.6%), the Russell 1000 (-3.2%) and the S&P 500 (-3.3%). As would be expected in this environment, financials, particularly mortgage lenders and retailers, were among the weakest segments for both periods. Sectors benefiting from continued global growth were the best performers in 2007 and the fourth quarter, namely energy, chemicals and metals.

There was a significant shift in the Fund’s performance between the first half and second half of 2007. We handily outperformed in the first half of the year, then significantly underperformed in the second half. We lost further ground in the fourth quarter as market leaders outperformed and lower valuation holdings did not experience a price rebound. Our retail, financial, technology and material stocks all detracted from relative performance as our mortgage lender, software, electronic equipment, fertilizer and steel stocks all underperformed the market. Our thrifts were down more than the average benchmark holding despite minimal subprime exposure. Our above-market weight in retailers and thrifts also detracted from returns as investors worried about further mortgage market losses and the impact of the crisis on consumer spending. Additional relative losses in the quarter came from poor performance in our hospital, home health care and industrial positions. Making a positive contribution were our utilities holdings, which behaved defensively in the fourth quarter and for the year, and our energy and insurance stocks, which outperformed the benchmark holdings.

C

The Federal Reserve Board (“Fed”) — is charged with, among other things, managing the nation’s monetary policy by influencing the monetary and credit conditions in the economy in pursuit of maximum employment, stable prices, and moderate long-term interest rates.

D	100 basis points = 1%

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

xiv	Investment Commentary

The Fund’s utilities weighting increased in the quarter and the year since these stocks held up while the market fell. We also added to our oil equipment and services stocks over the year. Since the beginning of the year, we have reduced our consumer holdings, including auto parts, retailers, consumer durables, and food and beverages. The weighting has also fallen due to weak performance in some of these groups. We reduced our position in materials for the year and quarter as we sold stocks that reached our sell targets. Despite reducing our consumer discretionary holdings by 5% this year, we remain overweight in consumer durables, apparel and retailers. Investors continue to worry about consumer demand, leading to low valuations for these stocks. While these stocks tend to lag going into an economic downturn, they can be among the best performers as the economy bottoms and begins to recover. Our most underweight sectors are technology and health care. Financials are still the largest sector, accounting for about one third of the Fund’s portfolio and the benchmark.

Market and Portfolio Outlook

In the second half of 2007, the disruptions caused by the mortgage crisis created a clear shift in market leadership as investors moved to the perceived safety of growth-oriented stocks and larger stocks. Investors faced the strain of higher oil prices, falling home values, the weak U.S. equity market and slower retail sales, among other concerns. The Fed seems willing to act more aggressively to counter these issues, but cannot bring certainty to how soon and how effectively these measures will reverse the damage. During this period the Fund underperformed, as investors seemed to ignore attractive valuations, were more willing to pay a premium for recent success and avoided stocks that had recently lagged. As always, if you have any questions about your Fund, performance or the investment process, please let us know.

Henry Otto

Steve Tonkovich

January 22, 2008

DJIA: 11,971.19

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	xv

Investment risks: A fund that invests in small companies may involve higher risk than a fund that invests in larger, more established companies. Small companies may have limited product lines, markets, or financial resources. Therefore the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in large-cap companies or other asset classes.

The views expressed in this commentary reflect those solely of the portfolio managers as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Investors Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Investors Trust, Inc. and Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

xvi	Investment Commentary

Glossary of Index Definitions

Dow Jones Industrial Average — A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a daily basis.

Dow Jones Wilshire 5000 Index — A market capitalization-weighted index composed of over 5,000 equity securities for companies considered by the investment community to be U.S. companies, and is generally considered representative of the U.S. equity market. This return does not include reinvestment of dividends or capital gains distributions.

Lipper Large-Cap Core Funds Average — Average of the 897 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Value Funds Average — Average of the 551 funds comprising the Lipper universe of large-cap value funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

NASDAQ Composite Index — A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

Russell 1000 Index — Measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index — Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index — Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index — An unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

Russell 2000 Growth Index — Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index — Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 100 Index — A market capitalization-weighted index, composed of 100 major, blue chip companies across diverse industry groups.

S&P 500 Stock Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

S&P MidCap 400 Index — A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Investors Trust’s quarterly report for American Leading Companies Trust and U.S. Small-Capitalization Value Trust, for the quarter ended December 31, 2007.

Total returns during various periods ended December 31, 2007 are:

	Total Returns
	3 Months	1 Year

American Leading Companies Trust:
Primary Class	–8.26%	–3.49%
Institutional Class	–8.01%	–2.48%
S&P 500 Stock Composite IndexA	–3.33%	+5.49%
U.S. Small-Capitalization Value Trust
Primary Class	–9.96%	–14.00%
Institutional Class	–9.74%	–13.21%
Russell 2000 IndexB	–4.58%	–1.57%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information about each Fund’s performance over longer periods of time is shown in each respective Performance Information section within this report. For more information about the Fund share classes included in the report, please contact your financial advisor.

Beginning in the summer and continuing into the fall and winter, the U.S. fixed-income markets experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wider range of financial institutions and markets. As a result, domestic and international equity markets have also experienced heightened volatility.

A

S&P 500 Stock Composite Index — A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B	Russell 2000 Index — An unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.

2	Quarterly Report to Shareholders

The Board of Directors approved short-term and long-term capital gain distributions, indicated in the table below, to shareholders of record on December 12, 2007, payable on December 14, 2007 for American Leading Companies Trust; and to shareholders of record on December 19, 2007, payable on December 21, 2007 for U.S. Small Capitalization Value Trust.

	Capital Gain Distributions
	Short- Term	Long- Term
American Leading Companies Trust	$0.055	$1.424
U.S. Small-Capitalization Value Trust	$0.1027	$1.3466

Please see page 35 for a supplement to the Fund’s prospectus.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President

January 23, 2008

Quarterly Report to Shareholders	3

Performance Information

American Leading Companies Trust

The graphs on the following pages compare the Fund’s total returns to those of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

4	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	–3.49%	–3.49%
Five Years	+69.15%	+11.08%
Ten Years	+72.36%	+5.60%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders	5

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	–2.48%	–2.48%
Five Years	+77.95%	+12.22%
Life of Class*	+44.00%	+5.73%

*	Inception date: June 14, 2001

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for the periods beginning May 31, 2001.

6	Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (As of December 31, 2007)B

(As a percentage of the portfolio)

Top Ten Holdings (As of December 31, 2007)

Security	% of Net Assets
Altria Group Inc.	4.0%
J.P. Morgan Chase and Co.	4.0%
General Electric Co.	3.9%
UnitedHealth Group Inc.	3.6%
UAL Corp.	3.3%
American International Group Inc.	3.2%
Jabil Circuit Inc.	3.1%
Nokia Oyj – ADR	3.0%
WellPoint Inc.	2.9%
Yahoo! Inc.	2.7%

B	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders	7

American Leading Companies Trust

Selected Portfolio PerformanceC

Strongest performers for the quarter ended December 31, 2007D
1. Anadarko Petroleum Corp.	+22.4%
2. Microsoft Corp.	+21.2%
3. UnitedHealth Group Inc.	+20.2%
4. Apache Corp.	+19.6%
5. Transocean Inc.	+19.4%
6. Noble Corp.	+15.3%
7. United States Steel Corp.	+14.4%
8. WellPoint Inc.	+11.2%
9. Altria Group Inc.	+9.8%
10. The Travelers Cos. Inc.	+7.4%

Weakest performers for the quarter ended December 31, 2007D
1. Washington Mutual Inc.	–60.7%
2. Countrywide Financial Corp.	–52.5%
3. XL Capital Ltd.	–36.1%
4. Citigroup Inc.	–36.0%
5. Jabil Circuit Inc.	–32.9%
6. General Motors Corp.	–31.6%
7. Sprint Nextel Corp.	–30.8%
8. Merrill Lynch and Co. Inc.	–24.3%
9. UAL Corp.	–23.4%
10. Pulte Homes Inc.	–22.3%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
Ambac Financial Group	ALLTEL Corp.
Flextronics International Ltd.	Apollo Group Inc.
Lennar Corp.	Deere and Co.
Sears Holdings Corp.	Dell Inc.
Royal Dutch Shell PLC

C	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
D	Securities held for the entire quarter.

8	Quarterly Report to Shareholders

Portfolio of Investments

American Leading Companies Trust

December 31, 2007 (Unaudited)

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 99.6%

Consumer Discretionary — 10.9%
Automobiles — 0.8%
General Motors Corp.	235	$5,849

Household Durables — 3.0%
Centex Corp.	325	8,210
Lennar Corp.	415	7,424
Pulte Homes Inc.	700	7,378

		23,012

Internet and Catalog Retail — 1.2%
Expedia Inc.	300	9,486	A

Media — 3.5%
The DIRECTV Group Inc.	600	13,872	A
Time Warner Inc.	480	7,925
XM Satellite Radio Holdings Inc.	408	4,990	A

		26,787

Multiline Retail — 1.1%
Sears Holdings Corp.	80	8,164	A

Specialty Retail — 1.3%
The TJX Cos. Inc.	340	9,768

Consumer Staples — 6.2%
Beverages — 1.0%
The Pepsi Bottling Group Inc.	200	7,892

Food Products — 1.2%
Kraft Foods Inc.	277	9,032

Tobacco — 4.0%
Altria Group Inc.	400	30,232

Quarterly Report to Shareholders	9

	Shares/Par	Value
Energy — 6.9%
Energy Equipment and Services — 3.4%
Baker Hughes Inc.	101	$8,191
Noble Corp.	175	9,889
Transocean Inc.	58	8,303	A

		26,383

Oil, Gas and Consumable Fuels — 3.5%
Anadarko Petroleum Corp.	94	6,175
Apache Corp.	70	7,528
Devon Energy Corp.	113	10,002
Exxon Mobil Corp.	30	2,811

		26,516

Financials — 22.7%
Capital Markets — 1.3%
Merrill Lynch and Co. Inc.	100	5,368
Morgan Stanley	90	4,780

		10,148

Commercial Banks — 2.4%
Lloyds TSB Group PLC	1,950	18,322

Diversified Financial Services — 8.5%
Bank of America Corp.	395	16,298
Citigroup Inc.	610	17,958
J.P. Morgan Chase and Co.	700	30,555

		64,811

Insurance — 8.3%
Ambac Financial Group Inc.	750	19,328
American International Group Inc.	420	24,486
The Travelers Cos. Inc.	190	10,222
XL Capital Ltd.	182	9,146

		63,182

Thrifts and Mortgage Finance — 2.2%
Countrywide Financial Corp.	1,200	10,728
Washington Mutual Inc.	423	5,757

		16,485

10	Quarterly Report to Shareholders

Portfolio of Investments — Continued

American Leading Companies Trust — Continued

	Shares/Par	Value
Health Care — 11.8%
Biotechnology — 1.0%
Amgen Inc.	160	$7,430	A

Health Care Providers and Services — 8.2%
Health Net Inc.	268	12,944	A
UnitedHealth Group Inc.	480	27,936
WellPoint Inc.	250	21,933	A

		62,813

Pharmaceuticals — 2.6%
Johnson and Johnson	180	12,006
Pfizer Inc.	350	7,956

		19,962

Industrials — 12.7%
Aerospace and Defense — 4.4%
General Dynamics Corp.	186	16,552
Lockheed Martin Corp.	160	16,842

		33,394

Airlines — 3.3%
UAL Corp.	700	24,962	A

Industrial Conglomerates — 3.9%
General Electric Co.	800	29,656

Machinery — 1.1%
Caterpillar Inc.	119	8,635

Information Technology — 24.4%
Communications Equipment — 3.0%
Nokia Oyj — ADR	600	23,023

Quarterly Report to Shareholders	11

	Shares/Par	Value
Information Technology — Continued
Computers and Peripherals — 4.5%
Hewlett-Packard Co.	350	$17,668
International Business Machines Corp.	152	16,431

		34,099

Electronic Equipment and Instruments — 4.0%
Flextronics International Ltd.	575	6,935	A
Jabil Circuit Inc.	1,550	23,668

		30,603

Internet Software and Services — 4.4%
eBay Inc.	400	13,276	A
Yahoo! Inc.	875	20,352	A

		33,628

IT Services — 1.2%
Accenture Ltd.	250	9,008

Semiconductors and Semiconductor Equipment — 5.4%
Applied Materials Inc.	550	9,768
Intel Corp.	425	11,330
Texas Instruments Inc.	600	20,040

		41,138

Software — 1.9%
Microsoft Corp.	405	14,418

Materials — 1.8%
Metals and Mining — 1.8%
Alcoa Inc.	100	3,655
United States Steel Corp.	85	10,277

		13,932

12	Quarterly Report to Shareholders

Portfolio of Investments — Continued

American Leading Companies Trust — Continued

	Shares/Par	Value
Telecommunication Services — 2.2%
Wireless Telecommunication Services — 2.2%
Sprint Nextel Corp.	1,300	$17,069

Total Common Stocks and Equity Interests
(Cost — $550,094)		759,839

Repurchase Agreements — 1.0%
Goldman Sachs & Co.
4.60%, dated 12/31/07, to be repurchased at $3,797 on 1/2/08 (Collateral: $3,959 Fannie Mae mortgage-backed securities, 5.00%, due 11/1/33, value $3,876)	$3,795	3,795
JPMorgan Chase and Co.
4.00%, dated 12/31/07, to be repurchased at $ 3,797 on 1/2/08 (Collateral: $2,125 Federal Home Loan Bank bond, 4.875% due 12/14/12, value $2,200; $1,530 Freddie Mac note, 7.00%, due 3/15/10, value $1,671)	3,796	3,796

Total Repurchase Agreements (Cost — $7,591)		7,591

Total Investments — 100.6% (Cost — $557,685)B		767,430
Other Assets Less Liabilities — (0.6)%		(4,356)

Net Assets — 100.0%		$763,074

Net Asset Value Per Share:
Primary Class		$22.80

Institutional Class		$23.97

A	Non-income producing.
B

Aggregate cost for federal income tax purposes is substantially the same as book cost. At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes was substantially as follows:

Gross unrealized appreciation	$266,271
Gross unrealized depreciation	$(56,526)

Net unrealized appreciation	$209,745

ADR — American Depository Receipt

Quarterly Report to Shareholders	13

Performance Information

U.S. Small-Capitalization Value Trust

The graphs on the following pages compare the Fund’s total returns to those of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

14	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	-4.00%	-4.00%
Five Years	+69.63%	+11.15%
Life of Class*	+71.71%	+5.83%

*	Inception date: June 15, 1998

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index return is for periods beginning May 31, 1998.

Quarterly Report to Shareholders	15

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2007

	Cumulative Total Return	Average Annual Total Return

One Year	-3.21%	-3.21%
Five Years	+78.67%	+12.31%
Life of Class*	+90.82%	+7.01%

*	Inception date: June 19, 1998

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning June 30, 1998.

16	Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (As of December 31, 2007)C

(As a percentage of the portfolio)

Top Ten Holdings (As of December 31, 2007)

Security	% of Net Assets
Odyssey Re Holdings Corp.	1.7%
SkyWest Inc.	1.4%
Tupperware Brands Corp.	1.3%
Lennox International Inc.	1.2%
Stone Energy Corp.	1.2%
Westar Energy Inc.	1.2%
Delphi Financial Group Inc.	1.1%
W&T Offshore Inc.	1.1%
Deluxe Corp.	1.1%
WGL Holdings Inc.	1.1%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders	17

Performance InformationD — Continued

U.S. Small Cap Value Trust

Selected Portfolio PerformanceE

Strongest performers for the quarter ended December 31, 2007F
1. Aeropostale Inc.	+39.0%
2. Valassis Communications Inc.	+31.1%
3. Bristow Group Inc.	+29.6%
4. Brigham Exploration Co.	+26.8%
5. W&T Offshore Inc.	+24.8%
6. The Commerce Group Inc.	+23.1%
7. Lennox International Inc.	+23.0%
8. Hornbeck Offshore Services Inc.	+22.5%
9. Alfa Corp.	+19.8%
10. Navigators Group Inc.	+19.8%

Weakest performers for the quarter ended December 31, 2007F
1. IndyMac Bancorp Inc.	–74.3%
2. Advanta Corp.	–69.5%
3. Franklin Bank Corp.	–53.2%
4. U.S. Concrete Inc.	–49.5%
5. Royal Bancshares of Pennsylvania Inc.	–49.1%
6. Building Material Holding Corp.	–46.9%
7. Ruby Tuesday Inc.	–46.8%
8. Greene Bancshares Inc.	–46.8%
9. Downey Financial Corp.	–46.0%
10. The Finish Line Inc.	–44.2%

D	Portfolio changes are not reported for U.S. Small-Cap due to the Fund’s high volume of trading.
E	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
F	Securities held for the entire quarter.

18	Quarterly Report to Shareholders

Portfolio of Investments

U.S. Small-Capitalization Value Trust

December 31, 2007 (Unaudited)

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 99.2%

Consumer Discretionary 18.0%
Auto Components 1.1%
Aftermarket Technology Corp.	4	$104	A
ArvinMeritor Inc.	54	630
Dorman Products Inc.	11	163	A
Modine Manufacturing Co.	15	244
TRW Automotive Holdings Corp.	27	560	A

		1,701

Distributors — 0.2%
Building Material Holding Corp.	47	258

Diversified Consumer Services — 0.4%
Pre-Paid Legal Services Inc.	12	681	A

Hotels, Restaurants and Leisure — 1.9%
Bluegreen Corp.	36	258	A
CBRL Group Inc.	27	883
CEC Entertainment Inc.	13	324	A
Domino’s Pizza Inc.	7	95
Dover Downs Gaming and Entertainment Inc.	6	67
Frisch’s Restaurants Inc.	6	138
Jack in the Box Inc.	9	222	A
Landry’s Restaurants Inc.	3	61
Ruby Tuesday Inc.	20	196
Ruth’s Chris Steak House Inc.	3	24	A
Speedway Motorsports Inc.	20	622

		2,890

Household Durables — 2.9%
Blyth Inc.	5	103
Craftmade International Inc.	9	72
CSS Industries Inc.	18	646
Emerson Radio Corp.	13	16	A

Quarterly Report to Shareholders	19

	Shares/Par	Value
Consumer Discretionary — Continued
Household Durables — Continued
Ethan Allen Interiors Inc.	42	$1,184
Hooker Furniture Corp.	14	273
Standard Pacific Corp.	1	3
Syntax-Brillian Corp.	1	3	A
Tempur-Pedic International Inc.	6	156
Tupperware Brands Corp.	61	2,005

		4,461

Internet and Catalog Retail — N.M.
FTD Group Inc.	3	44

Leisure Equipment and Products — 1.1%
Aldila Inc.	5	85
Escalade Inc.	8	74
JAKKS Pacific Inc.	34	804	A
MarineMax Inc.	15	239	A
Polaris Industries Inc.	9	411

		1,613

Media — 1.3%
Belo Corp.	36	623
Getty Images Inc.	10	284	A
Journal Communications Inc.	47	423
McClatchy Co.	14	173
Saga Communications Inc.	15	90	A
Scholastic Corp.	0.3	10	A
The New York Times Co.	1	25
Valassis Communications Inc.	35	410	A
Westwood One Inc.	10	20

		2,058

Multiline Retail — 0.2%
Tuesday Morning Corp.	45	228

20	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Consumer Discretionary — Continued
Specialty Retail — 6.9%
Aaron Rents Inc.	6	$106
Aeropostale Inc.	13	352	A
Asbury Automotive Group Inc.	47	713
Big 5 Sporting Goods Corp.	24	348
Build-A-Bear Workshop Inc.	15	202	A
Charlotte Russe Holding Inc.	9	152	A
Charming Shoppes Inc.	94	509	A
Citi Trends Inc.	2	25	A
Collective Brands Inc.	17	290	A
Conn’s Inc.	31	529	A
Foot Locker Inc.	6	83
Genesco Inc.	13	476	A
Group 1 Automotive Inc.	31	731
Gymboree Corp.	1	37	A
Hastings Entertainment Inc.	19	178	A
Jos. A Bank Clothiers Inc.	4	114	A
Lithia Motors Inc.	22	297
New York and Co. Inc.	18	117	A
Penske Automotive Group Inc.	76	1,336
Rent-A-Center Inc.	78	1,137	A
REX Stores Corp.	17	272	A
Shoe Carnival Inc.	4	61	A
Sonic Automotive Inc.	43	837
Stage Stores Inc.	20	302
Stein Mart Inc.	5	24
The Buckle Inc.	11	363
The Cato Corp.	23	352
The Dress Barn Inc.	19	231	A
The Finish Line Inc.	35	85
The Men’s Wearhouse Inc.	2	51
Zale Corp.	22	346	A

		10,656

Quarterly Report to Shareholders	21

	Shares/Par	Value
Consumer Discretionary — Continued
Textiles, Apparel and Luxury Goods — 2.0%
Brown Shoe Co. Inc.	17	$259
Columbia Sportswear Co.	3	132
Jones Apparel Group Inc.	42	668
K-Swiss Inc.	23	409
Maidenform Brands Inc.	9	115	A
Perry Ellis International Inc.	2	26	A
Skechers U.S.A. Inc.	13	248	A
Steven Madden Ltd.	9	184	A
The Timberland Co.	42	764	A
UniFirst Corp.	7	251

		3,056

Consumer Staples — 1.7%
Food Products — 0.9%
Del Monte Foods Co.	154	1,460

Household Products — N.M.
Central Garden and Pet Co.	6	30	A

Personal Products — 0.4%
CCA Industries Inc.	3	26
Mannatech Inc.	23	148
NBTY Inc.	8	219	A
Nutraceutical International Corp.	10	138	A
Schiff Nutrition International Inc.	11	62

		593

Tobacco — 0.4%
Universal Corp.	11	543

22	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Energy — 6.2%
Energy Equipment and Services — 2.9%
Allis-Chalmers Energy Inc.	1	$19	A
Basic Energy Services Inc.	5	105	A
Bristow Group Inc.	22	1,258	A
Bronco Drilling Co. Inc.	10	143	A
Cal Dive International Inc.	15	194	A
Complete Production Services Inc.	3	48	A
Grey Wolf Inc.	65	344	A
Gulfmark Offshore Inc.	13	627	A
Hornbeck Offshore Services Inc.	9	414	A
Lufkin Industries Inc.	1	29
Oil States International Inc.	2	61	A
Parker Drilling Co.	4	33	A
Pioneer Drilling Co.	6	69	A
Superior Well Services Inc.	17	369	A
Tidewater Inc.	7	357
Trico Marine Services Inc.	1	18	A
Union Drilling Inc.	16	246	A
Unit Corp.	2	111	A

		4,445

Oil, Gas and Consumable Fuels — 3.3%
Alon USA Energy Inc.	14	370
Brigham Exploration Co.	48	359	A
Callon Petroleum Co.	20	321	A
Delek US Holdings Inc.	2	40
Stone Energy Corp.	40	1,886	A
USEC Inc.	44	399	A
W&T Offshore Inc.	55	1,644

		5,019

Financials — 35.9%
Capital Markets — N.M.
SWS Group Inc.	6	75

Quarterly Report to Shareholders	23

	Shares/Par	Value
Financials — Continued
Commercial Banks — 13.9%
1st Source Corp.	8	$132
American National Bankshares Inc.	10	192
Ameris Bancorp	4	71
Arrow Financial Corp.	11	241
BancFirst Corp.	11	478
BancorpSouth Inc.	18	434
Cadence Financial Corp.	5	77
Camden National Corp.	12	338
Cathay General Bancorp	18	474
Chemical Financial Corp.	19	463
Citizens Banking Corp.	60	875
City Bank	6	137
Columbia Banking System Inc.	19	571
Community Bank System Inc.	30	600
Community Trust Bancorp Inc.	21	582
CVB Financial Corp.	38	397
F.N.B. Corp.	51	747
First Bancorp	7	136
First Community Bancshares Inc.	12	370
First M&F Corp.	11	171
First Merchants Corp.	8	166
First Midwest Bancorp Inc.	17	505
First United Corp.	8	165
Firstbank Corp.	1	17
FNB Corp.	7	83
Fulton Financial Corp.	76	855
German American Bancorp Inc.	10	127
Great Southern Bancorp Inc.	6	123
Greene Bancshares Inc.	3	56
Hancock Holding Co.	7	275
Harleysville National Corp.	2	33
Harrington West Financial Group Inc.	8	86
IBERIABANK Corp.	6	275
Independent Bank Corp.	11	100
International Bancshares Corp.	42	886

24	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Financials — Continued
Commercial Banks — Continued
Lakeland Financial Corp.	11	$234
Macatawa Bank Corp.	7	59
MainSource Financial Group Inc.	16	256
Mercantile Bank Corp.	3	50
Merchants Bancshares Inc.	4	99
National Penn Bancshares Inc.	23	348
NBT Bancorp Inc.	35	803
Northrim BanCorp Inc.	9	190
Old Point Financial Corp.	2	40
PAB Bankshares Inc.	14	173
Pacific Capital Bancorp	19	390
Park National Corp.	7	432
Penns Woods Bancorp Inc.	5	152
Peoples Bancorp Inc.	12	291
Provident Bankshares Corp.	21	453
Renasant Corp.	9	199
Republic First Bancorp Inc.	15	101	A
Royal Bancshares of Pennsylvania Inc.	1	16
S&T Bancorp Inc.	8	221
Sierra Bancorp	6	148
Simmons First National Corp.	8	223
Southwest Bancorp Inc.	11	194
Susquehanna Bancshares Inc.	24	446
Taylor Capital Group Inc.	6	113
TriCo Bancshares	14	261
Trustmark Corp.	53	1,335
Union Bankshares Corp.	6	125
United Bankshares Inc.	18	502
United Security Bancshares	6	99
Univest Corp. of Pennsylvania	10	213
Washington Trust Bancorp Inc.	6	156
WesBanco Inc.	15	301

Quarterly Report to Shareholders	25

	Shares/Par	Value
Financials — Continued
Commercial Banks — Continued
West Bancorporation	8	$102
West Coast Bancorp	13	240
Whitney Holding Corp.	37	963
Yadkin Valley Financial Corp.	6	95

		21,261

Consumer Finance — 0.8%
Advanta Corp.	22	161
AmeriCredit Corp.	44	562	A
Credit Acceptance Corp.	12	242	A
Nelnet Inc.	17	216

		1,181

Diversified Financial Services — 0.6%
Asset Acceptance Capital Corp.	37	385
California First National Bancorp	7	65
Financial Federal Corp.	13	279
Marlin Business Services Corp.	10	117	A

		846

Insurance — 15.1%
Alfa Corp.	24	511
American Equity Investment Life Holding Co.	54	448
CNA Surety Corp.	44	869	A
Conseco Inc.	72	909	A
Delphi Financial Group Inc.	48	1,694
Donegal Group Inc. — Class A	7	126
Donegal Group Inc. — Class B	4	67
EMC Insurance Group Inc.	6	143
FBL Financial Group Inc.	40	1,374
Hanover Insurance Group Inc.	33	1,524
Harleysville Group Inc.	19	654
Horace Mann Educators Corp.	44	832
Infinity Property and Casualty Corp.	25	914
LandAmerica Financial Group Inc.	21	696
Meadowbrook Insurance Group Inc.	47	443	A

26	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Financials — Continued
Insurance — Continued
Mercer Insurance Group Inc.	2	$34
Mercury General Corp.	12	613
National Interstate Corp.	8	271
National Western Life Insurance Co.	3	663
Navigators Group Inc.	7	481	A
Nymagic Inc.	8	192
Odyssey Re Holdings Corp.	72	2,628
Presidential Life Corp.	33	574
ProCentury Corp.	12	190
Protective Life Corp.	4	148
RLI Corp.	9	494
Safety Insurance Group Inc.	22	824
SeaBright Insurance Holdings	9	142	A
Selective Insurance Group Inc.	26	586
Specialty Underwriters’ Alliance Inc.	7	35	A
StanCorp Financial Group Inc.	30	1,492
State Auto Financial Corp.	16	421
The Commerce Group Inc.	18	662
The Midland Co.	6	385
The Phoenix Cos. Inc.	51	600
Unico American Corp.	5	53	A
United Fire and Casualty Co.	15	425
Unitrin Inc.	2	72

		23,189

Thrifts and Mortgage Finance — 5.5%
Anchor Bancorp Wisconsin Inc.	31	722
Astoria Financial Corp.	9	202
Corus Bankshares Inc.	71	763
Downey Financial Corp.	33	1,019
First Defiance Financial Corp.	3	64
First Financial Holdings Inc.	14	381
First Financial Service Corp.	6	151
First Place Financial Corp.	16	218

Quarterly Report to Shareholders	27

	Shares/Par	Value
Financials — Continued
Thrifts and Mortgage Finance — Continued
FirstFed Financial Corp.	17	$623	A
Flushing Financial Corp.	32	513
Franklin Bank Corp.	14	61	A
HMN Financial Inc.	6	145
Imperial Capital Bancorp Inc.	7	134
IndyMac Bancorp Inc.	57	342
North Central Bancshares Inc.	2	75
Parkvale Financial Corp.	9	241
PFF Bancorp Inc.	23	279
Timberland Bancorp Inc.	13	156
Washington Federal Inc.	62	1,312
Webster Financial Corp.	29	912
WSFS Financial Corp.	4	201

		8,514

Health Care — 1.8%
Biotechnology — N.M.
Trimeris Inc.	9	60	A

Health Care Equipment and Supplies — N.M.
National Dentex Corp.	2	33	A
Span-America Medical Systems Inc.	0.3	3

		36

Health Care Providers and Services — 1.7%
Advocat Inc.	0.2	2	A
AMERIGROUP Corp.	18	648	A
Apria Healthcare Group Inc.	33	722	A
Healthspring Inc.	21	404	A
LifePoint Hospitals Inc.	27	797	A
Lincare Holdings Inc.	1	35	A

		2,608

28	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Health Care — Continued
Pharmaceuticals — 0.1%
Caraco Pharmaceutical Laboratories Ltd.	1	$19	A
King Pharmaceuticals Inc.	11	112	A

		131

Industrials — 16.0%
Air Freight and Logistics — 0.4%
ABX Air Inc.	56	232	A
Air T Inc.	1	10
Pacer International Inc.	27	394
Park-Ohio Holdings Corp.	0.4	10	A

		646

Airlines — 2.1%
Alaska Air Group Inc.	5	113	A
Mesa Air Group Inc.	60	184	A
Pinnacle Airlines Corp.	1	11	A
Republic Airways Holdings Inc.	44	861	A
SkyWest Inc.	80	2,149

		3,318

Building Products — 2.8%
Ameron International Corp.	9	857
Lennox International Inc.	46	1,892
NCI Building Systems Inc.	12	337	A
Simpson Manufacturing Co. Inc.	27	713
U.S. Home Systems Inc.	3	14	A
Universal Forest Products Inc.	17	512

		4,325

Commercial Services and Supplies — 2.5%
Comforce Corp.	13	28	A
COMSYS IT Partners Inc.	2	38	A
Deluxe Corp.	51	1,665
Ennis Inc.	18	329
Heidrick and Struggles International Inc.	2	78
Herman Miller Inc.	5	146

Quarterly Report to Shareholders	29

	Shares/Par		Value
Industrials — Continued
Commercial Services and Supplies — Continued
Industrial Services of America Inc.	3		$26
Kelly Services Inc.	13		241
Kforce Inc.	2		15	A
Knoll Inc.	18		287
Korn/Ferry International	6		109	A
Mobile Mini Inc.	4		80	A
RCM Technologies Inc.	0.4		2	A
TrueBlue Inc.	30		433	A
United Stationers Inc.	4		176	A
Volt Information Sciences Inc.	9		166	A

			3,819

Construction and Engineering — 0.1%
Northwest Pipe Co.	3		113	A

Electrical Equipment — 1.3%
A.O. Smith Corp.	16		575
Acuity Brands Inc.	3		142
GrafTech International Ltd.	23		408	A
Regal-Beloit Corp.	19		841
Technology Research Corp.	0.3		1

			1,967

Industrial Conglomerates — N.M.
Standex International Corp.	—	B	1

Machinery — 3.7%
Accuride Corp.	30		238	A
Actuant Corp.	15		510
American Railcar Industries Inc.	3		48
Ampco-Pittsburgh Corp.	4		137
Baldwin Technology Co.	1		3	A
Blount International Inc.	11		134	A

30	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par		Value
Industrials — Continued
Machinery — Continued
Columbus McKinnon Corp.	—	B	$1	A
Commercial Vehicle Group Inc.	22		325	A
Crane Co.	17		712
Gardner Denver Inc.	2		69	A
Gehl Co.	9		140	A
Kennametal Inc.	8		303
Lincoln Electric Holdings Inc.	6		391
Lydall Inc.	2		18	A
Mueller Industries Inc.	27		768
NACCO Industries Inc.	1		80
The Timken Co.	47		1,555
Wabash National Corp.	4		34
Xerium Technologies Inc.	32		165

			5,631

Road and Rail — 2.3%
Arkansas Best Corp.	18		402
Celadon Group Inc.	3		26	A
Con-way Inc.	33		1,365
P.A.M. Transportation Services Inc.	7		114	A
Ryder System Inc.	3		122
Saia Inc.	11		152	A
Werner Enterprises Inc.	34		586
YRC Worldwide Inc.	44		749	A

			3,516

Trading Companies and Distributors — 0.8%
GATX Corp.	6		209
TAL International Group Inc.	6		125
United Rentals Inc.	47		867	A

			1,201

Quarterly Report to Shareholders	31

	Shares/Par	Value
Information Technology — 4.6%
Communications Equipment — 0.1%
ADC Telecommunications Inc.	10	$158	A
Arris Group Inc.	4	44	A

		202

Computers and Peripherals — N.M.
Hauppauge Digital Inc.	3	15	A
Key Tronic Corp.	11	44	A

		59

Electronic Equipment and Instruments — 2.4%
ADDvantage Technologies Group Inc.	5	28	A
Anixter International Inc.	7	448	A
Benchmark Electronics Inc.	54	956	A
CPI International Inc.	2	33	A
Insight Enterprises Inc.	13	243	A
Plexus Corp.	12	307	A
SYNNEX Corp.	38	739	A
Vishay Intertechnology Inc.	75	852	A
Wireless Telecom Group Inc.	39	66	A
Wireless Xcessories Group Inc.	3	5	A

		3,677

Internet Software and Services — 0.6%
United Online Inc.	75	889

IT Services — N.M.
TSR Inc.	7	29

Semiconductors and Semiconductor Equipment — 1.5%
Advanced Energy Industries Inc.	18	229	A
Kulicke and Soffa Industries Inc.	27	184	A
MKS Instruments Inc.	42	803	A
Photronics Inc.	27	331	A

32	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Information Technology — Continued
Semiconductors and Semiconductor Equipment — Continued
RF Micro Devices Inc.	80	$454	A
Rudolph Technologies Inc.	8	88	A
Ultra Clean Holdings Inc.	16	192	A

		2,281

Materials — 5.6%
Chemicals — 3.2%
FMC Corp.	13	726
Hercules Inc.	26	507
Olin Corp.	76	1,465
PolyOne Corp.	53	348	A
RPM International Inc.	33	673
Sensient Technologies Corp.	8	233
Spartech Corp.	2	31
Westlake Chemical Corp.	48	909

		4,892

Construction Materials — 0.4%
Eagle Materials Inc.	2	60
Headwaters Inc.	39	463	A
U.S. Concrete Inc.	36	120	A

		643

Containers and Packaging — 1.0%
Rock-Tenn Co.	2	38
Silgan Holdings Inc.	30	1,538

		1,576

Metals and Mining — 1.0%
A.M. Castle and Co.	1	22
Gibraltar Industries Inc.	29	447
NN Inc.	18	167
Worthington Industries Inc.	46	822

		1,458

Quarterly Report to Shareholders	33

	Shares/Par	Value
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Cincinnati Bell Inc.	48	$228	A
HickoryTech Corp.	4	33

		261

Wireless Telecommunication Services — N.M.
USA Mobility Inc.	3	46

Utilities — 9.2%
Electric Utilities — 3.1%
Allete Inc.	6	249
Great Plains Energy Inc.	27	793
IDACORP Inc.	33	1,151
Portland General Electric Co.	23	642
Westar Energy Inc.	73	1,882

		4,717

Gas Utilities — 4.2%
AGL Resources Inc.	26	975
Atmos Energy Corp.	55	1,545
New Jersey Resources Corp.	12	580
Nicor Inc.	18	741
Southwest Gas Corp.	7	220
The Laclede Group Inc.	23	774
WGL Holdings Inc.	50	1,633

		6,468

Multi-Utilities — 1.9%
Black Hills Corp.	11	489
PNM Resources Inc.	13	272
Puget Energy Inc.	34	932
Vectren Corp.	44	1,263

		2,956

Total Common Stocks and Equity Interests
(Cost — $155,272)		152,328

34	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares/Par	Value
Repurchase Agreements — 0.5%
Goldman Sachs & Co.
4.60%, dated 12/31/07, to be repurchased at $357 on 1/2/08 (Collateral: $372 Fannie Mae mortgage-backed securities, 5.00%, due 11/1/33, value $364)	$356	$356
JPMorgan Chase and Co.
4.00%, dated 12/31/07, to be repurchased at $357 on 1/2/08 (Collateral: $360 Federal Home Loan Bank bond, 5.65% due 10/24/13, value $368)	357	357

Total Repurchase Agreements (Cost — $713)		713

Total Investments — 99.7% (Cost — $155,985)C		153,041
Other Assets Less Liabilities — 0.3%		450

Net Assets — 100.0%		$153,491

Net Asset Value Per Share:
Primary Class		$9.92

Institutional Class		$11.51

N.M.	— Not Meaningful.
A	Non-income producing.
B	Amount less than 50.
C

Aggregate cost for federal income tax purposes is substantially the same as book cost. At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes was substantially as follows:

Gross unrealized appreciation	$20,579
Gross unrealized depreciation	$(23,523)

Net unrealized depreciation	$(2,944)

Quarterly Report to Shareholders	35

LEGG MASON VALUE TRUST, INC.

LEGG MASON SPECIAL INVESTMENT TRUST, INC.

LEGG MASON INVESTORS TRUST, INC.

Legg Mason American Leading Companies Trust

Legg Mason U.S. Small-Capitalization Value Trust

Supplement to the Prospectus dated

August 1, 2007

The first paragraph in the section “Investment Objectives and Policies” subsection “Legg Mason U.S. Small-Capitalization Value Trust — Principal Investment Strategies” on pages 5 and 6 of the Prospectus is replaced in its entirety with the following:

The fund invests at least 80% of its net assets in equity securities of domestic small-capitalization value companies. The adviser regards small-capitalization companies as those whose market capitalizations at the time of investment range between $50 million and the largest capitalization stock of either the Russell 2000 Small Cap Index or the S&P 600 Small Cap Index (currently approximately $5 billion). The adviser considers value companies to be those in the lowest quartile of price/earnings or price-to-book valuation.

The fifth and sixth paragraphs in the section “Investment Objectives and Policies” subsection “Legg Mason U.S. Small-Capitalization Value Trust — Principal Investment Strategies” on page 6 of the Prospectus are replaced in their entirety with the following:

The adviser typically sells securities of companies when the adviser believes they are no longer small-capitalization value companies or if their fundamentals deteriorate, but may retain securities of companies that no longer meet the Fund’s initial purchase criteria.

For temporary defensive purposes, or when cash is temporarily available, the fund may invest in repurchase agreements and money market instruments. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

This supplement should be retained with your Prospectus for future reference.

This supplement is dated February 15, 2008.